EXHIBIT 99.0

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Woronoco Bancorp, Inc. (the “Company”) on Form 10Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cornelius D. Mahoney, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ CORNELIUS D. MAHONEY
Cornelius D. Mahoney
Chief Executive Officer
May 14, 2003

A signed original of this written statement required by Section 906 has been provided to Woronoco Bancorp, Inc. and will be retained by Woronoco Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Woronoco Bancorp, Inc. (the “Company”) on Form 10Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Debra L. Murphy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ DEBRA L. MURPHY
Debra L. Murphy
Chief Financial Officer
May 14, 2003

A signed original of this written statement required by Section 906 has been provided to Woronoco Bancorp, Inc. and will be retained by Woronoco Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.